Exhibit 99.1

CoStar Group Announces Board Refreshment and Corporate Governance Enhancements

Appoints John Berisford, Rachel Glaser and Christine McCarthy to the Board as Independent Directors

Appoints Louise Sams Chairman of the Board

Establishes Capital Allocation Committee of the Board to Comprehensively Evaluate Significant Investments and Confirm Financial Targets

Enters into Support Agreements with the D. E. Shaw Group and Third Point

ARLINGTON, VA – April 7, 2025 – CoStar Group, Inc. (NASDAQ: CSGP) (“CoStar Group,” the “Company,” “we,” “us” or “our”), a leading provider of online real estate marketplaces, information and analytics in the commercial and residential property market, today announced the appointment of John Berisford, Rachel Glaser and Christine McCarthy to the Company’s Board of Directors (the “Board”). As part of the Company’s ongoing refreshment efforts, Michael Klein, Christopher Nassetta and Laura Kaplan have retired from the Board and Louise Sams was appointed as independent Board Chair, effective immediately. The Board will comprise eight directors, seven of whom are independent.

The Board also established a Capital Allocation Committee to support the Board’s and management’s comprehensive review of the Company’s capital structure, capital allocation priorities and financial targets, including for international expansion and significant investments by the Company’s major brands, including CoStar, Apartments.com, LoopNet and Homes.com. As part of its work, the Committee will review the Company’s ongoing investment in Homes.com and ensure an appropriate timeline for profitability. The Capital Allocation Committee includes independent directors Berisford, McCarthy, Robert Musslewhite and Andy Florance, CoStar Group’s Founder and Chief Executive Officer, who will serve as the chair of the Committee.

“These Board additions and the creation of the Capital Allocation Committee align with our commitment to strong governance practices and focus on enhancing stockholder value,” said Sams. “We appreciate the constructive dialogue and perspectives of the D. E. Shaw group and Third Point and look forward to working with our new independent directors as we oversee the execution of CoStar Group’s initiatives to unlock profitable growth opportunities.”

“With the strength and support of the refreshed Board, CoStar Group is well positioned to extend its long track record of creating stockholder value,” said Florance. “We have invested in creating more than half a dozen highly profitable, category-leading digital real estate solutions by leveraging our research & development capabilities, massive data advantage and an online community of more than a billion real estate market participants. By maintaining our fortress balance sheet and strong cash flow profile, we will continue to build on our successes through disciplined investment in key growth initiatives across our platforms.”

Sams continued, “I am honored to take on this role as Chair and excited for the tremendous value creation opportunity ahead. On behalf of the Board and leadership team, I thank Michael, Chris and Laura for their dedication to CoStar Group and considerable contributions to the business. Michael has been instrumental to CoStar Group’s success since co-founding the Company, including helping to develop the strategic direction of the business and chart the course for CoStar Group’s tremendous growth and value creation. Similarly, Chris and Laura have played critical roles overseeing the expansion and evolution of our platforms, the development of our operational model and the creation of the Company’s strong financial foundation.”

Sams concluded, “Michael, Chris and Laura have exemplified what it means to be a thoughtful, engaged and highly collaborative Board member and an advocate for stockholders. Their retirements are part of our ongoing succession planning and refreshment process, and we wish them all the best.”

“We are pleased to be significant CoStar stockholders and believe that these steps to refresh Board composition, update executive compensation programs and articulate a disciplined capital allocation strategy will improve the business and drive significant stockholder value,” said Daniel S. Loeb, Chief Executive Officer of Third Point LLC.

“The changes announced today, coupled with CoStar’s leading franchises, position the Company to create sustainable value for stockholders,” said Michael O’Mary, Managing Director at the D. E. Shaw group. “John, Christine and Rachel will add valuable experience and expertise as the Board and newly formed Capital Allocation Committee oversee the execution of CoStar’s strategy and optimize its investments and operations.”

Additional Corporate Governance Enhancements

In addition, the CoStar Group Board intends to review the Company’s executive compensation programs to ensure management’s incentives remain aligned with stockholder value creation.

In connection with the actions announced today, CoStar Group has entered into support agreements (the “Agreements”) with the D. E. Shaw group and Third Point LLC. Pursuant to the terms of the Agreements, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”), the stockholders have agreed to customary standstill, voting and other provisions.

Goldman Sachs & Co. LLC is serving as financial advisor to CoStar Group and Latham & Watkins LLP is serving as legal counsel.

John Berisford

John Berisford is an accomplished executive with an extensive background in data, business analytics and human resources. He most recently served as President of S&P Global Ratings and previously served as the company’s Executive Vice President of Human Resources. During his tenure at S&P, Berisford was instrumental in creating and executing the company’s growth plan following the sale of McGraw Hill Education. Before joining S&P Global, he spent 22 years at PepsiCo where he held several leadership roles and served as the Chief Human Resources Officer at the Pepsi Bottling Group. Berisford currently serves on the Board of Directors of Heidrick & Struggles. He holds a bachelor’s in political science from West Liberty University and a master’s degree in labor and industrial relations from West Virginia University.

Rachel Glaser

Rachel Glaser is a seasoned executive with considerable financial expertise and relevant marketplace experience. She most recently served as the Chief Financial Officer of Etsy, Inc. Previously, Glaser was the Chief Financial Officer of Leaf Group Ltd., a company that owns and operates consumer media and marketplaces. Prior to that, she was the Chief Financial Officer of Move, Inc., the parent company of Realtor.com. Glaser also served as the Chief Operating and Financial Officer of MyLife.com, a subscription-based search business, and was the Senior Vice President of Finance for Yahoo! Inc. Prior to these roles, she held various finance and operations positions at The Walt Disney Company. Glaser currently serves on the Board of Directors of The New York Times Company. She holds a bachelor’s degree in psychology from University of California, Berkeley, and a master’s in business administration from the University of Southern California.

Christine McCarthy

Christine McCarthy is a recognized corporate finance leader with over 30 years of experience. She most recently served as Executive Vice President and Chief Financial Officer of The Walt Disney Company. Over her more than twenty years at the Company she held positions of increasing responsibility, including Executive Vice President, Corporate Real Estate, Alliances and Treasurer, and Senior Vice President and Treasurer. Prior to Disney, McCarthy spent over sixteen years in the banking industry, serving as Executive Vice President and Chief Financial Officer of Imperial Bancorp and holding various senior positions at First Interstate Bancorp. She currently serves on the Boards of Directors of Flutter Entertainment, FM Global and Proctor & Gamble. McCarthy holds a bachelor’s degree in biology from Smith College and a master’s in business administration from the Anderson School of Management at UCLA.

Louise Sams

Louise Sams, who has served on the CoStar Group Board since 2019, is a veteran public company executive who brings considerable legal expertise. Sams most recently served as the Executive Vice President and General Counsel of Turner Broadcasting System, Inc., for nearly two decades. In this role she oversaw the legal work relating to all of the business activities of Turner and its subsidiaries worldwide with a focus on issues related to technology, information security, use of data and consumer privacy, as well as enterprise-wide risk management. She also served as President, Turner Broadcasting System International, Inc. from 2003 until 2012. Prior to joining Turner, she was an associate at White & Case, specializing in mergers and acquisitions and securities law. Sams holds a J.D. from the University of Virginia School of Law, and a bachelor’s from Princeton University.

About CoStar Group

CoStar Group (NASDAQ: CSGP) is a global leader in commercial real estate information, analytics, online marketplaces and 3D digital twin technology. Founded in 1986, CoStar Group is dedicated to digitizing the world’s real estate, empowering all people to discover properties, insights, and connections that improve their businesses and lives.

CoStar Group’s major brands include CoStar, a leading global provider of commercial real estate data, analytics, and news; LoopNet, the most trafficked commercial real estate marketplace; Apartments.com, the leading platform for apartment rentals; and Homes.com, the fastest-growing residential real estate marketplace. CoStar Group’s industry-leading brands also include Matterport, a leading spatial data company whose platform turns buildings into data to make every space more valuable and accessible, STR, a global leader in hospitality data and benchmarking, Ten-X, an online platform for commercial real estate auctions and negotiated bids and OnTheMarket, a leading residential property portal in the United Kingdom.

CoStar Group’s websites attracted over 134 million average monthly unique visitors in the fourth quarter of 2024, serving clients around the world. Headquartered in Arlington, Virginia, CoStar Group is committed to transforming the real estate industry through innovative technology and comprehensive market intelligence. From time to time, we plan to utilize our corporate website as a channel of distribution for material company information. For more information, visit CoStarGroup.com.

Forward-Looking Statements

This press release of CoStar Group contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements about CoStar Group’s plans, objectives, expectations, beliefs and intentions. In some cases, you can identify forward-looking statements by words such as “confident,” “believe,” “expect,” “will,” “plan,” “goal,” “continue,” “commit” and “potential” or the negative of these terms or other comparable terminology. Such statements are based upon the current beliefs and expectations of management of CoStar Group and are subject to many risks and uncertainties. Actual results may differ materially from the results anticipated in the forward-looking statements and the assumptions and estimates used as a basis for the forward-looking statements. The following factors, among others, could cause or contribute to such differences: our inability to attract and retain new clients; our inability to successfully develop and introduce new or updated online marketplace services, information, and analytics; our inability to compete successfully against existing or future competitors in attracting advertisers and in general; the effects of fluctuations and market cyclicality; the effects of global economic uncertainties and downturns or a downturn or consolidation in the real estate industry; our inability to hire qualified persons for, or retain and continue to develop our sales force, or unproductivity of our sales force; our inability to retain and attract highly capable management and operating personnel; the downward pressure that our internal and external investments may place on our operating margins; our inability to increase brand awareness; our inability to maintain or increase internet traffic to our marketplaces, and the risk that the methods, including Google Analytics, that we use to measure average monthly unique visitors to our portals may misstate the actual number of unique persons who visit our network of mobile applications and websites for a given month or may differ from the methods used by competitors; our inability to attract new advertisers; our inability to successfully identify, finance, integrate, and/or manage costs related to acquisitions; our inability to complete certain strategic transactions if a proposed transaction is subject to review or approval by regulatory authorities pursuant to applicable laws or regulations; our inability to realize the benefits of the acquisition of Matterport, Inc.; the effects of cyberattacks and security vulnerabilities, and technical problems or disruptions; the significant costs associated with undertaking a large infrastructure project to build out our campus in Richmond, Virginia; our inability to generate increased revenues from our current or future geographic expansion plans; the risks related to acceptance of credit cards and debit cards and facilitation of other customer payments; the effects of climate related events and other events beyond our control; the effects related to attention to environmental, social and governance matters; our inability to obtain and maintain accurate, comprehensive, or reliable data; our inability to obtain and maintain stable data feeds, or disruption of our data feeds; our inability to enforce or defend our ownership and use of intellectual property; the effects of use of new and evolving technologies, including artificial intelligence, on our ability to protect our data and intellectual property from misappropriation by third parties; our inability to defend against potential legal liability for collecting, displaying, or distributing information; our inability to obtain or retain listings from real estate brokers, agents, property owners, and apartment property managers; our inability to maintain or establish relationships with third-party listing providers; our inability to comply with the rules and compliance requirements of Multiple Listing Services; the risks related to international operations; the effects of foreign currency exchange rate fluctuations; our indebtedness; the effects of a lowering or withdrawal of the ratings assigned to our debt securities by rating agencies; the effects of any actual or perceived failure to comply with privacy laws and standards; the effects of changes in tax laws, regulations, or fiscal and tax policies; the effects of third-party claims, litigation, regulatory proceedings, or government investigations; and risks related to return on investment. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. More information about these risks and uncertainties, and other potential factors that could cause results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, those stated in CoStar Group’s filings from time to time with the SEC, including in CoStar Group’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, each of which is filed with the SEC, including in the “Risk Factors” section of those filings, as well as CoStar Group’s other filings with the SEC (including Current Reports on Form 8-K) available at the SEC’s website (www.sec.gov). All forward-looking statements are based on information available to CoStar Group on the date hereof, and CoStar Group assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contact:

Investor Relations:

Rich Simonelli

Head of Investor Relations

CoStar Group Investor Relations

(973) 896-8184

rsimonelli@costar.com

News Media:

Matthew Blocher

Vice President

CoStar Group Corporate Marketing & Communications

(202) 346-6775

mblocher@costar.com

Mahmoud Siddig, Joseph Sala or Lucas Pers

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449